SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Global Income Builder Fund
The fund’s Board of Trustees has approved a proposal by DWS Investment Management Americas, Inc. (DIMA), the fund’s investment advisor, to terminate the sub-advisory agreement between DIMA and DWS Alternatives Global Limited, an affiliate of DIMA and a direct, wholly-owned subsidiary of DWS Group, effective on or about May 16, 2019.
Effective on or about May 16, 2019, the Statement of Additional Information is supplemented as follows:
DWS Alternatives Global Limited will no longer serve as subadvisor to the fund and all disclosure and references to DWS Alternatives Global Limited are hereby deleted.
Please Retain This Supplement for Future Reference
May 17, 2019
SAISTKR-19